Exhibit 99-1
 CONSOLIDATED STATEMENTS OF INCOME
 Gannett Co., Inc. and subsidiaries
 Unaudited, in thousands of dollars (except per share amounts)

                                        Thirteen weeks ended        % Inc
                                    March 28, 1999 March 29, 1998   (Dec)

 Net Operating Revenues:
 Newspaper advertising                 $   720,551    $   669,994    7.5
 Newspaper circulation                     253,357        254,079   (0.3)
 Television                                161,194        160,692    0.3
 All other                                  50,837         51,083   (0.5)
                                       -----------    -----------   -----
 Total                                   1,185,939      1,135,848    4.4

 Operating Expenses:
 Cost of sales and operating
    expenses, exclusive of
    depreciation                           635,732        617,556    2.9
 Selling, general and
    administrative expenses,
    exclusive of depreciation              187,986        180,638    4.1
 Depreciation                               42,715         41,596    2.7
 Amortization of intangible assets          22,914         21,731    5.4
                                       -----------    -----------   -----
 Total                                     889,347        861,521    3.2
                                       -----------    -----------   -----
 Operating income                          296,592        274,327    8.1

 Non-operating income (expense):
 Interest expense                          (16,592)      (23,229)  (28.6)
 Other                                       2,368       307,356     ---
                                       -----------    -----------   -----
 Total                                     (14,224)      284,127     ---
                                       -----------    -----------   -----

 Income before income taxes                282,368       558,454   (49.4)
 Provision for income taxes                112,400       223,720   (49.8)
                                       -----------    -----------   -----
 Income from continuing operations         169,968       334,734   (49.2)
 Discontinued operations:
   Income from the operation of
     discontinued operations, net
     of tax                                  8,925         8,116    10.0
                                       -----------    ----------    -----
 Net income                            $   178,893    $  342,850   (47.8)
                                       ===========    ==========    =====

 Earnings per share - basic
   Earnings from continuing operations       $0.61         $1.18   (48.3)
   Earnings from discontinued operations:
     Discontinued operations, net of tax     $0.03         $0.03     0.0
                                             -----         -----    -----
 Net income per share - basic                $0.64         $1.21   (47.1)
                                             =====         =====    =====

 Earnings per share - diluted
   Earnings from continuing operations       $0.61         $1.17   (47.9)
   Earnings from discontinued operations:
     Discontinued operations, net of tax     $0.03         $0.03     0.0
                                             -----         -----    -----
 Net income per share - diluted              $0.64         $1.20   (46.7)
                                             =====         =====    =====

 Note: This statement reflects the reclassification of the Cable and Security segment as a discontinued operation.

 CONSOLIDATED STATEMENTS OF INCOME
 Gannett Co., Inc. and subsidiaries
 Unaudited, in thousands of dollars (except per share amounts)

                                              Thirteen weeks ended        % Inc
                                          June 27, 1999   June 28, 1998   (Dec)
 Net Operating Revenues:
 Newspaper advertising                      $   788,274     $   746,675    5.6
 Newspaper circulation                          248,812         252,762   (1.6)
 Television                                     194,480         198,799   (2.2)
 All other                                       48,052          48,673   (1.3)
                                             ----------      ----------   -----
 Total                                        1,279,618       1,246,909    2.6

 Operating Expenses:
 Cost of sales and operating expenses,
      exclusive of depreciation                 620,682         624,414   (0.6)
 Selling, general and administrative
      expenses, exclusive of depreciation       190,525         183,826    3.6
 Depreciation                                    42,130          41,640    1.2
 Amortization of intangible assets               23,170          21,733    6.6
                                             ----------      ----------   -----
 Total                                          876,507         871,613    0.6
                                             ----------      ----------   -----
 Operating income                               403,111         375,296    7.4

 Non-operating income (expense):
 Interest expense                               (13,852)        (20,348) (31.9)
 Other                                           55,305           2,498    ---
                                             ----------      ----------   -----
 Total                                           41,453         (17,850)   ---

 Income before income taxes                     444,564         357,446   24.4
 Provision for income taxes                     176,950         143,100   23.7
                                             ----------      ----------   -----
 Income from continuing operations              267,614         214,346   24.9
 Discontinued operations:
   Income from the operation of
     discontinued operations, net of tax          9,356           8,463   10.6
                                             ----------      ----------   -----
 Net income                                 $   276,970     $   222,809   24.3
                                             ==========      ==========   =====

 Earnings per share - basic
   Earnings from continuing operations            $0.96           $0.75   28.0
   Earnings from discontinued operations:
     Discontinued operations, net of tax          $0.03           $0.03    0.0
                                                  -----           -----   -----
 Net income per share - basic                     $0.99           $0.78   26.9
                                                  =====           =====   =====

 Earnings per share - diluted
   Earnings from continuing operations            $0.95           $0.75   26.7
   Earnings from discontinued operations:
     Discontinued operations, net of tax          $0.03           $0.03    0.0
                                                  -----           -----   -----
 Net income per share - diluted                   $0.98           $0.78   25.6
                                                  =====           =====   =====

 Note: This statement reflects the reclassification of the Cable and Security segment as a discontinued operation.

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                            Thirteen weeks ended       % Inc       Thirty-nine weeks ended   % Inc
                                       Sept. 26, 1999  Sept. 27, 1998  (Dec)   Sept. 26, 1999  Sept 27, 1998 (Dec)
                                       --------------  --------------  -----   --------------  ------------- -----
 Net Operating Revenues:
 Newspaper advertising                 $     817,844   $     707,347   15.6    $   2,326,669   $  2,124,016    9.5
 Newspaper circulation                       255,754         251,534    1.7          757,923        758,375   (0.1)
 Television                                  166,770         159,125    4.8          522,444        518,616    0.7
 All other                                    53,193          49,825    6.8          152,082        149,581    1.7
                                       -------------   -------------   -----   -------------   ------------   -----
 Total                                     1,293,561       1,167,831   10.8        3,759,118      3,550,588    5.9

 Operating Expenses:
 Cost of sales and operating expenses,
  exclusive of depreciation                  659,654         625,258    5.5        1,916,068      1,867,228    2.6
 Selling, general and administrative
  expenses, exclusive of depreciation        205,716         180,548   13.9          584,227        545,012    7.2
 Depreciation                                 44,325          40,760    8.7          129,170        123,996    4.2
 Amortization of intangible assets            30,500          22,482   35.7           76,584         65,946   16.1
                                       -------------   -------------   -----   -------------   ------------   -----
 Total                                       940,195         869,048    8.2        2,706,049      2,602,182    4.0
                                       -------------   -------------   -----   -------------   ------------   -----
 Operating income                            353,366         298,783   18.3        1,053,069        948,406   11.0
                                       -------------   -------------   -----   -------------   ------------   -----

 Non-operating income (expense):
 Interest expense                            (26,474)        (17,190)  54.0         (56,918)        (60,767)  (6.3)
 Other                                         1,588            (877)   ---          59,261         308,977  (80.8)
                                       -------------   -------------   -----   -------------   ------------   -----
 Total                                       (24,886)        (18,067)   ---           2,343         248,210  (99.1)

 Income before income taxes                  328,480         280,716   17.0       1,055,412       1,196,616  (11.8)
 Provision for income taxes                  130,700         112,250   16.4         420,050         479,070  (12.3)
                                       -------------   -------------   -----   -------------   ------------   -----
 Income from continuing operations           197,780         168,466   17.4         635,362         717,546  (11.5)
 Discontinued operations:
  Income from the operation of
    discontinued operations, net
    of tax                                     9,699           8,053   20.4          27,980          24,632   13.6
                                       -------------   -------------   -----   -------------   ------------   -----
 Net income                            $     207,479   $     176,519   17.5    $    663,342    $    742,178  (10.6)
                                       =============   =============   =====   =============   ============   =====

 Earnings per share - basic
  Earnings from continuing operations          $0.70           $0.59   18.6           $2.27           $2.52   (9.9)
  Earnings from discontinued operations
   Discontinued operations, net of tax         $0.04           $0.03   33.3           $0.10           $0.09   11.1
                                               -----           -----   ----           -----           -----   -----
 Net income per share - basic                  $0.74           $0.62   19.4           $2.37           $2.61   (9.2)
                                               =====           =====   ====           =====           =====   =====

 Earnings per share - diluted
  Earnings from continuing operations          $0.70           $0.59   18.6           $2.25           $2.50  (10.0)
  Earnings from discontinued operations
   Discontinued operations, net of tax         $0.04           $0.03   33.3           $0.10           $0.09   11.1
                                               -----           -----   ----           -----           -----   -----
 Net income per share - diluted                $0.74           $0.62   19.4           $2.35           $2.59   (9.3)
                                               =====           =====   ====           =====           =====   =====

 Note: This statement reflects the reclassification of the Cable and Security segment as a discontinued operation.


 CONSOLIDATED STATEMENTS OF INCOME
 Gannett Co., Inc. and subsidiaries
 Unaudited, in thousands of dollars (except per share amounts)

                                      Thirteen weeks ended
                                       December 27, 1998

 Net Operating Revenues:
 Newspaper advertising                    $      818,979
 Newspaper circulation                           251,863
 Television                                      202,682
 All other                                        56,579
                                          --------------
 Total                                         1,330,103

 Operating Expenses:
 Cost of sales and operating expenses,
      exclusive of depreciation                  631,648
 Selling, general and administrative
      expenses, exclusive of depreciation        197,526
 Depreciation                                     39,780
 Amortization of intangible assets                23,741
                                          --------------
 Total                                           892,695
                                          --------------
 Operating income                                437,408

 Non-operating income (expense):
 Interest expense                                (18,645)
 Other                                            (3,654)
                                          --------------
 Total                                           (22,299)

 Income before income taxes                      415,109
 Provision for income taxes                      166,230
                                          --------------
 Income from continuing operations               248,879
 Discontinued operations:
   Income from the operation of
     discontinued operations, net of tax           8,856
                                          --------------
 Net income                               $      257,735
                                          ==============

 Earnings per share - basic
   Earnings from continuing operations             $0.89
   Earnings from discontinued operations
     Discontinued operations, net of tax           $0.03
                                                   -----
 Net income per share - basic                      $0.92
                                                   =====

 Earnings per share - diluted
   Earnings from continuing operations             $0.89
   Earnings from discontinued operations
     Discontinued operations, net of tax           $0.03
                                                   -----
 Net income per share - diluted                    $0.92
                                                   =====

 Note: This statement reflects the reclassification of the Cable and Security segment as a discontinued operation.

 CONSOLIDATED STATEMENTS OF INCOME
 Gannett Co., Inc. and subsidiaries
 Unaudited, in thousands of dollars (except per share amounts)
                                                      Fifty-two weeks ended
                                           Dec. 27, 1998   Dec. 28, 1997   Dec. 29, 1996
                                          --------------  --------------  --------------
 Net Operating Revenues:
 Newspaper advertising                    $    2,942,995  $    2,634,334  $    2,417,550
 Newspaper circulation                         1,010,238         948,141         917,677
 Broadcasting                                    721,298         703,558         686,936
 All other                                       206,160         188,195         166,444
                                          --------------  --------------  --------------
 Total                                         4,880,691       4,474,228       4,188,607

 Operating Expenses:
 Cost of sales and operating expenses,
    exclusive of depreciation                  2,498,876       2,272,080       2,282,103
 Selling, general and administrative
    expenses, exclusive of depreciation          742,538         706,201         664,462
 Depreciation                                    163,776         152,964         147,721
 Amortization of intangible assets                89,687          80,741          75,043
                                          --------------  --------------  --------------
 Total                                         3,494,877       3,211,986       3,169,329
                                          --------------  --------------  --------------
 Operating income                              1,385,814       1,262,242       1,019,278

 Non-operating income (expense):
 Interest expense                                (79,412)        (91,725)       (135,563)
 Other                                           305,323         (15,564)        155,825
                                          --------------  --------------  --------------
 Total                                           225,911        (107,289)         20,262

 Income before income taxes                    1,611,725       1,154,953       1,039,540
 Provision for income taxes                      645,300         473,600         442,900
                                          --------------  --------------  --------------
 Income from continuing operations               966,425         681,353         596,640
 Discontinued operations:
   Income from the operation of
     discontinued operations,
     net of tax                                   33,488          31,326          51,867
   Gain from the sale of discontinued
     operations, net of income tax                                               294,580
                                          --------------  --------------  --------------
 Total income from discontinued
    operations                                    33,488          31,326         346,447
                                          --------------  --------------  --------------
 Net income                               $      999,913  $      712,679  $      943,087
                                          ==============  ==============  ==============
 Earnings per share - basic
   Earnings from continuing operations             $3.41           $2.41           $2.12
   Earnings from discontinued operations:
     Discontinued operations, net of tax           $0.12           $0.11           $0.18
     Gain from sale of discontinued
       operations, net of tax                                                      $1.05
                                                   -----           -----           -----
 Net income per share - basic                      $3.53           $2.52           $3.35
                                                   =====           =====           =====

 Earnings per share - diluted
   Earnings from continuing operations             $3.38           $2.39           $2.11
   Earnings from discontinued operations:
     Discontinued operations, net of tax           $0.12           $0.11           $0.18
     Gain from sale of discontinued
       operations, net of tax                                                      $1.04
                                                   -----           -----           -----
 Net income per share - diluted                    $3.50           $2.50           $3.33
                                                   =====           =====           =====

 Note: This statement reflects the reclassification of the Cable and Security segment as a discontinued operation.  Discontinued operations in 1996 also includes results from the outdoor advertising business and Multimedia Entertainment, both of which were sold in 1996.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
                                            Thirteen weeks ended       % Inc
                                      March 28, 1999   March 29, 1998   (Dec)
                                      --------------   --------------   -----
Operating Revenues:
Newspaper publishing                  $   1,024,745    $    975,156      5.1
Television                                  161,194         160,692      0.3
                                      -------------    ------------     -----
Total                                 $   1,185,939    $  1,135,848      4.4
                                      =============    ============     =====

Operating Income (net of
   depreciation and amortization):
Newspaper publishing                  $     247,675    $    225,919      9.6
Television                                   65,717          65,967     (0.4)
Corporate                                   (16,800)        (17,559)     4.3
                                      -------------    ------------     -----
Total                                 $     296,592    $    274,327      8.1
                                      =============    ============     =====

Depreciation and Amortization:
Newspaper publishing                  $      47,697    $     46,157      3.3
Television                                   15,708          14,955      5.0
Corporate                                     2,224           2,215      0.4
                                      -------------    ------------     -----
Total                                 $      65,629    $     63,327      3.6
                                      =============    ============     =====
Operating Cash Flow:
Newspaper publishing                  $     295,372    $    272,076      8.6
Television                                   81,425          80,922      0.6
Corporate                                   (14,576)        (15,344)     5.0
                                      -------------    ------------     -----
Total                                 $     362,221    $    337,654      7.3
                                      =============    ============     =====
NOTES:
Operating Cash Flow represents operating income for each of the Company's business segments plus related depreciation and amortization expense.

This business segment information excludes the previously reported Cable and Security segment results which are now reported as a discontinued operation.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
                                            Thirteen weeks ended       % Inc
                                       June 27, 1999    June 28, 1998   (Dec)
                                      --------------   --------------   -----
Operating Revenues:
Newspaper publishing                  $   1,085,138    $  1,048,110      3.5
Television                                  194,480         198,799     (2.2)
                                      -------------    ------------     -----
Total                                 $   1,279,618    $  1,246,909      2.6
                                      =============    ============     =====

Operating Income (net of
   depreciation and amortization):
Newspaper publishing                  $     320,502    $    287,570     11.5
Television                                   99,035         104,630     (5.3)
Corporate                                   (16,426)        (16,904)     2.8
                                      -------------    ------------     -----
Total                                 $     403,111    $    375,296      7.4
                                      =============    ============     =====

Depreciation and Amortization:
Newspaper publishing                  $      46,682    $     46,113      1.2
Television                                   16,068          15,038      6.8
Corporate                                     2,550           2,222     14.8
                                      -------------    ------------     -----
Total                                 $      65,300    $     63,373      3.0
                                      =============    ============     =====

Operating Cash Flow:
Newspaper publishing                  $     367,184    $    333,683     10.0
Television                                  115,103         119,668     (3.8)
Corporate                                   (13,876)        (14,682)     5.5
                                      -------------    ------------     -----
Total                                 $     468,411    $    438,669      6.8
                                      =============    ============     =====
NOTES:
Operating Cash Flow represents operating income for each of the Company's business segments plus related depreciation and amortization expense.

This business segment information excludes the previously reported Cable and Security segment results which are now reported as a discontinued operation.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
                                            Thirteen weeks ended       % Inc
                                      Sept. 26, 1999   Sept. 27, 1998   (Dec)
                                      --------------   --------------   -----

Operating Revenues:
Newspaper publishing                  $   1,126,791    $  1,008,706     11.7
Television                                  166,770         159,125      4.8
                                      -------------    ------------     -----
Total                                 $   1,293,561    $  1,167,831     10.8
                                      =============    ============     =====

Operating Income (net of
   depreciation and amortization):
Newspaper publishing                  $     304,676    $    248,786     22.5
Television                                   65,773          66,507     (1.1)
Corporate                                   (17,083)        (16,510)    (3.5)
                                      -------------    ------------     -----
Total                                 $     353,366    $    298,783     18.3
                                      =============    ============     =====

Depreciation and Amortization:
Newspaper publishing                  $      56,789    $     46,386     22.4
Television                                   15,522          14,643      6.0
Corporate                                     2,514           2,213     13.6
                                      -------------    ------------     -----
Total                                 $      74,825    $     63,242     18.3
                                      =============    ============     =====

Operating Cash Flow:
Newspaper publishing                  $     361,465    $    295,172     22.5
Television                                   81,295          81,150      0.2
Corporate                                   (14,569)        (14,297)    (1.9)
                                      -------------    ------------     -----
Total                                 $     428,191    $    362,025     18.3
                                      =============    ============     =====

NOTES:
Operating Cash Flow represents operating income for each of the Company's business segments plus related depreciation and amortization expense.

This business segment information excludes the previously reported Cable and Security segment results which are now reported as a discontinued operation.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
                                         Thirty-nine weeks ended       % Inc
                                      Sept. 26, 1999   Sept. 27, 1998   (Dec)
                                      --------------   --------------   -----

Operating Revenues:
Newspaper publishing                  $   3,236,674    $  3,031,972      6.8
Television                                  522,444         518,616      0.7
                                      -------------    ------------     -----
Total                                 $   3,759,118    $  3,550,588      5.9
                                      =============    ============     =====

Operating Income (net of
   depreciation and amortization):
Newspaper publishing                  $     872,853    $    762,276     14.5
Television                                  230,524         237,104     (2.8)
Corporate                                   (50,308)        (50,974)     1.3
                                      -------------    ------------     -----
Total                                 $   1,053,069    $    948,406     11.0
                                      =============    ============     =====

Depreciation and Amortization:
Newspaper publishing                  $     151,168    $    138,656      9.0
Television                                   47,298          44,636      6.0
Corporate                                     7,288           6,650      9.6
                                      -------------    ------------     -----
Total                                 $     205,754    $    189,942      8.3
                                      =============    ============     =====

Operating Cash Flow:
Newspaper publishing                  $   1,024,021    $    900,932     13.7
Television                                  277,822         281,740     (1.4)
Corporate                                   (43,020)        (44,324)     2.9
                                      -------------    ------------     -----
Total                                 $   1,258,823    $  1,138,348     10.6
                                      =============    ============     =====
NOTES:
Operating Cash Flow represents operating income for each of the Company's business segments plus related depreciation and amortization expense.

This business segment information excludes the previously reported Cable and Security segment results which are now reported as a discontinued operation.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                    Thirteen weeks ended
                                       Dec. 27, 1998
                                      --------------

Operating Revenues:
Newspaper publishing                  $   1,127,421
Broadcasting                                202,682
                                      -------------
Total                                 $   1,330,103
                                      =============

Operating Income (net of
   depreciation and amortization):
Newspaper publishing                  $     346,945
Broadcasting                                106,408
Corporate                                   (15,945)
                                      -------------
Total                                 $     437,408
                                      =============

Depreciation and Amortization:
Newspaper publishing                  $      46,062
Broadcasting                                 15,387
Corporate                                     2,072
                                      -------------
Total                                 $      63,521
                                      =============

Operating Cash Flow:
Newspaper publishing                  $     393,007
Broadcasting                                121,795
Corporate                                   (13,873)
                                      -------------
Total                                 $     500,929
                                      =============
NOTES:
Operating Cash Flow represents operating income for each of the Company's business segments plus related depreciation and amortization expense.

This business segment information excludes the previously reported Cable and Security segment results which are now reported as a discontinued operation.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                              Fifty-two weeks ended
                                  Dec. 27, 1998   Dec. 28, 1997   Dec. 29, 1996
                                  -------------   -------------   -------------
Operating Revenues:
Newspaper publishing              $  4,159,393     $ 3,770,670    $  3,501,671
Broadcasting                           721,298         703,558         686,936
                                  -------------    ------------   -------------
Total                             $  4,880,691     $ 4,474,228    $  4,188,607
                                  =============    ============   =============

Operating Income (net of
   depreciation and amortization):
Newspaper publishing              $  1,109,221     $ 1,001,965    $    786,235
Broadcasting                           343,512         328,311         297,332
Corporate                              (66,919)        (68,034)        (64,289)
                                  -------------    ------------   -------------
Total                             $  1,385,814     $ 1,262,242    $  1,019,278
                                  =============    ============   =============

Depreciation and Amortization:
Newspaper publishing              $    184,718     $   168,526    $    161,886
Broadcasting                            60,023          56,459          51,561
Corporate                                8,722           8,720           9,317
                                  -------------    ------------   -------------
Total                             $    253,463     $   233,705    $    222,764
                                  =============    ============   =============

Operating Cash Flow:
Newspaper publishing              $  1,293,939     $ 1,170,491    $    948,121
Broadcasting                           403,535         384,770         348,893
Corporate                              (58,197)        (59,314)        (54,972)
                                  -------------    ------------   -------------
Total                             $  1,639,277     $ 1,495,947    $  1,242,042
                                  =============    ============   =============

NOTES:
Operating Cash Flow represents operating income for each of the Company's business segments plus related depreciation and amortization expense.

This business segment information excludes the previously reported Cable and Security segment results which are now reported as a discontinued operation.